                                                                    EXHIBIT 10.9

                                 SIXTH AMENDMENT


         THIS SIXTH AMENDMENT (this "Agreement"), dated as of December 29, 2000, is entered into by and among EXTENDICARE HEALTH SERVICES, INC., a Delaware corporation (the "Borrower"), each of the Persons identified as a "Guarantor" on the signature pages hereto, each of the Persons identified as a "Lender" on the signature pages hereto and BANK OF AMERICA, N.A., formerly NationsBank, N.A., as Agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Guarantors, the Lenders and the Agent, are party to that certain Credit Agreement dated as of November 26, 1997 (as previously amended prior to the date hereof, the "Credit Agreement"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

         B. The Credit Parties have requested certain amendments to the Credit Agreement.

         C. The Required Lenders have agreed to amend the Credit Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

         1. Amendments to Credit Agreement.

         (a) The following proviso is hereby added to the end of the definition of "Indebtedness" appearing in Section 1.1 of the Credit Agreement and shall read as follows:

                  "provided, however, Indebtedness of such Person shall not include certain unsecured promissory notes issued to trusts established by the Credit Parties for purposes approved by the Agent in an aggregate amount not to exceed $62,000,000.

         (b) Mandatory Prepayment; Conditional Reduction. Upon the receipt by the Credit Parties of the federal income tax refund generated by the carryback of the year 2000 taxable loss, the Borrower shall prepay the Revolving Loans (without a permanent reduction of the Revolving Committed Amount, but subject to an Availability Reserve, as defined below) in an amount equal to the actual cash proceeds received from such federal income tax refund which are attributable to the establishment of the trusts described in clause (a) above. Failure of the Borrower to make such prepayment upon the receipt by the Credit Parties of such federal income tax refund shall constitute an immediate Event of Default. The portion of the Revolving Committed Amount subject to such Availability Reserve shall only become available to the Borrower (subject to the satisfaction of Section 5.2 of the Credit Agreement and the delivery to the Agent of satisfactory evidence that such borrowing will be used for the purposes hereinafter described) for the purpose of (i) paying the principal amount of the unsecured promissory notes excluded from the definition of "Indebtedness" in Section 1.1 of the Credit Agreement in accordance with the terms of the agreements governing the related trusts, (ii) paying the United States Internal Revenue Service (the "IRS") for the tax associated with any deduction received by the Credit Parties for tax year 2000 in connection with the establishment of the aforementioned trusts or (iii) posting appeal bonds or issuing letters of credit to the extent required by any United States court of law in connection with appeals of adverse judgments against the Credit Parties. For purposes of this clause (b), "Availability Reserve" shall mean an amount of undrawn availability which must be maintained by the Borrower under the Revolving Committed Amount in an amount equal to the actual cash proceeds received from the federal income tax refund generated by the carryback of the year 2000 taxable loss which are attributable to the establishment of the trusts described in clause (a) above; provided that such undrawn availability requirement shall be in addition to any requirements of minimum undrawn availability set forth in the last sentence of Section 2.1(a) of the Credit Agreement.

         (c) Certain Interest Payments. The Credit Parties shall not allow the aggregate amount of cash interest which has accumulated in the trusts described in clause (a) above to exceed $1,000,000 as of any date of determination. Failure of the Credit Parties to comply with this clause (c) shall constitute an immediate Event of Default.

         2. Effective Date. This Agreement shall be and become effective as of the date hereof at such time as the Agent shall have received executed counterparts (including facsimile signatures) of this Agreement, which collectively shall have been duly executed on behalf of each of the Credit Parties and the Required Lenders; provided, however, if the Required Lenders have not consented to this Agreement on or before December 29, 2000, the Agreement shall never become effective.

         3. Construction. This Agreement is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         4. Representations and Warranties. Each Credit Party hereby represents and warrants that (i) each Credit Party that is party to this Agreement: (a) has the requisite corporate power and authority to execute, deliver and perform this Agreement, as applicable and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Agreement, (ii) the representations and warranties contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Agreement as though made on and as of such date (except for those which expressly relate to an earlier date) and (iii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof upon giving effect to this Agreement.

         5. Acknowledgment. The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement does not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents. The Guarantors further acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of the Guarantors' obligations thereunder or if the Guarantors did have any such claims, counterclaims, offsets or defenses to the

Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Agreement.

         6. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         7. Binding Effect. This Agreement, the Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Agreement, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

         8. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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
         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.


BORROWER:                            EXTENDICARE HEALTH SERVICES, INC.,


                                     By:
                                        ----------------------------------------
                                     Name:  Mark W. Durishan
                                     Title: Vice President-Finance

GUARANTORS:                          EXTENDICARE HOLDINGS, INC.
                                     EXTENDICARE HEALTH FACILITY
                                       HOLDINGS, INC.
                                     EXTENDICARE HEALTH FACILITIES, INC.
                                     COVENTRY CARE, INC.
                                     NORTHERN HEALTH FACILITIES, INC.
                                     EXTENDICARE HOMES, INC.
                                     EXTENDICARE HEALTH NETWORK, INC.
                                     THE PROGRESSIVE STEP CORPORATION
                                     EXTENDICARE OF INDIANA, INC.
                                     EDGEWOOD NURSING CENTER, INC.
                                     ELDER CREST, INC.
                                     HAVEN CREST, INC.
                                     MEADOW CREST, INC.
                                     OAK HILL HOME OF REST AND CARE, INC.
                                     EXTENDICARE GREAT TRAIL, INC.
                                     FIR LANE TERRACE CONVALESCENT
                                       CENTER, INC.
                                     ADULT SERVICES UNLIMITED, INC.
                                     ARBORS EAST, INC.
                                     ARBORS AT TOLEDO, INC.
                                     HEALTH POCONOS, INC.
                                     MARSHALL PROPERTIES, INC.
                                     COVENTRY CARE HOLDINGS, INC.

                                     By:
                                        ----------------------------------------
                                     Name: Mark W. Durishan
                                     Title: Vice President-Finance

                                {Signatures continue.]

                                     INDIANA HEALTH AND REHABILITATION
                                        CENTER PARTNERSHIP

                                     By: Extendicare Homes, Inc.,
                                           as General Partner


                                           By:
                                              ----------------------------------
                                           Name: Mark W. Durishan
                                           Title: Vice President-Finance

                                     By: Extendicare of Indiana, Inc.,
                                           as General Partner


                                           By:
                                               ---------------------------------
                                           Name: Mark W. Durishan
                                           Title: Vice President-Finance

                                     CONCORDIA MANOR, LLC
                                     FIRST COAST HEALTH AND
                                       REHABILITATION CENTER, LLC
                                     JACKSON HEIGHTS REHABILITATION
                                       CENTER, LLC
                                     TREASURE ISLE CARE CENTER, LLC

                                     By: Extendicare Homes, Inc., as sole member


                                           By:
                                               ---------------------------------
                                           Name: Mark W. Durishan
                                           Title: Vice President-Finance


                                     KAUFMAN STREET, WV, LLC
                                     NEW CASTLE CARE, LLC

                                     By: Fir Lane Terrace Convalescent Center,
                                         Inc., as sole member


                                           By:
                                               ---------------------------------
                                           Name: Mark W. Durishan
                                           Title: Vice President-Finance


                                [Signatures continue.]

                                     ALPINE HEALTH AND REHABILITATION
                                       CENTER, LLC
                                     COLONIAL CARE, LLC
                                     GREENBRIAR CARE, LLC
                                     GREENBROOK CARE, LLC
                                     HERITAGE CARE, LLC
                                     LADY LAKE CARE, LLC
                                     NEW HORIZON CARE, LLC
                                     NORTH REHABILITATION CARE, LLC
                                     PALM COURT CARE, LLC
                                     RICHEY MANOR, LLC
                                     ROCKLEDGE CARE, LLC SOUTH HERITAGE HEALTH
                                       AND REHABILITATION CENTER, LLC
                                     THE OAKS RESIDENTIAL AND
                                       REHABILITATION CENTER, LLC
                                     WINTER HAVEN HEALTH AND
                                       REHABILITATION CENTER, LLC
                                     EDGEWOOD CARE, LP
                                     ELDERCREST CARE, LP
                                     HAVEN CARE, LP
                                     MEADOW CARE, LP
                                     OAKHILL CARE, LP

                                     By: Extendicare Health Facilities, Inc.,
                                         as sole member or general partner, as
                                         applicable


                                         By:
                                            ------------------------------------
                                            Name: Mark W. Durishan
                                            Title: Vice President-Finance


                                [Signatures continue.]


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


                                     ARBORS AT TAMPA, LLC
                                     ARBORS AT BAYONET POINT, LLC
                                     JACKSONVILLE CARE, LLC
                                     SAFETY HARBOR CARE, LLC
                                     KISSIMMEE CARE, LLC
                                     ORANGE PARK CARE, LLC
                                     PORT CHARLOTTE CARE, LLC
                                     SARASOTA CARE, LLC
                                     SEMINOLE CARE, LLC
                                     WINTER HAVEN CARE, LLC
                                     BLANCHESTER CARE,LLC
                                     CANTON CARE, LLC
                                     COLUMBUS HEALTH CARE LLC
                                     DAYTON CARE, LLC
                                     DELAWARE CARE, LLC
                                     FAIRLAWN CARE, LLC
                                     GALLIPOLIS CARE, LLC
                                     HILLIARD CARE, LLC
                                     LONDON CARE, LLC
                                     MARIETTA CARE, LLC
                                     TOLEDO CARE, LLC
                                     WATERVILLE CARE, LLC
                                     WEST JEFFERSON CARE, LLC

                                     By: Northern Health Facilities, Inc.,
                                         as sole member


                                              By:
                                                 -------------------------------
                                              Name: Mark W. Durishan
                                              Title: Vice President-Finance


                                     STONEBRIDGE CARE, LP

                                     By: Extendicare Homes, Inc. and
                                         Coventry Care Holdings, Inc.,
                                         as general partners

                                              By:
                                                 -------------------------------
                                              Name: Mark W. Durishan
                                              Title: Vice President-Finance



                                [Lenders' Signatures continue.]

LENDERS:                        BANK OF AMERICA, N.A.,

                                formerly NationsBank, N.A.,
                                individually in its capacity as a
                                Lender and in its capacity as Agent

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                ROYAL BANK OF CANADA

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                FIRSTAR BANK MILWAUKEE, N.A.

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                CREDIT LYONNAIS NEW YORK BRANCH

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                POST BALANCED FUND, L.P.
                                By:  Post Advisory Group, Inc.,
                                its investment advisor

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                CREDIT SUISSE FIRST BOSTON


                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------

                                THE BANK OF NOVA SCOTIA

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                KEY CORPORATE CAPITAL INC.

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                LASALLE BANK NATIONAL ASSOCIATION

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                TORONTO DOMINION (TEXAS), INC.

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                BANK ONE, N.A.

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                BANK ONE, N.A. (F/K/A BANK ONE DAYTON)

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------

                                BANK OF MONTREAL

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                THE FUJI BANK, LIMITED

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                U.S. BANK NATIONAL ASSOCIATION

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                BANK OF TOKYO-MITSUBISHI
                                 TRUST COMPANY

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                COMERICA BANK

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------

                                CHASE SECURITIES INC AS AGENT FOR
                                THE CHASE MANHATTAN BANK

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------

                                BLACK DIAMOND CLO 2000-1 LTD.

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                BLACK DIAMOND CLO 1998-1 LTD.

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                THE PRUDENTIAL INSURANCE
                                COMPANY OF AMERICA

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                WILLIAM E SIMON & SONS SPECIAL
                                SITUATION PARTNERS L.P.

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                FLEET NATIONAL BANK (f/k/a BankBoston, N.A.)

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                INDOSUEZ CAPITAL FUNDING III,
                                LIMITED

                                By: Indosuez Capital,
                                    as Portfolio Advisor

                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                MARINER LDC


                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                PARIBAS CAPITAL FUNDING LLC

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                CRESCENT/MACH I PARTNERS, L.P.

                                By: TCW Asset Management Company,
                                    its Investment Manager

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                KZH CRESCENT LLC

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                KZH CRESCENT-2 LLC

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------

                                ROYALTON COMPANY

                                By: Pacific Investment Management Company,
                                    as its Investment Advisor

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                CAPTIVA III FINANCE LTD.


                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                JACKSON NATIONAL LIFE INSURANCE
                                 COMPANY

                                By: PPM America, Inc., as attorney-in-fact,
                                    on behalf of Jackson National Life
                                    Insurance Company

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                ARCHIMEDES FUNDING, L.L.C.
                                By: ING Capital Advisors LLC, as Collateral
                                    Manager

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------


                                SENIOR DEBT PORTFOLIO

                                By: By Boston Management and Research, as
                                    Investment Advisor

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------

                                CYPRESSTREE INVESTMENT PARTNERS I, LTD.
                                By: CypressTree Investment Management Company,
                            Inc., as Portfolio Manager

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                JOHN HANCOCK MUTUAL LIFE

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                JOHN HANCOCK VARIABLE LIFE

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                NATIONAL CITY BANK

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------


                                DELANO COMPANY

                                By:
                                   -----------------------------------------
                                Name:
                                     ---------------------------------------
                                Title:
                                      --------------------------------------